EVALUATION SUMMARY

BANDOLIER ENERGY, LLC INTERESTS

TOTAL PROVED PLUS PROBABLE RESERVES

CERTAIN PROPERTIES IN OSAGE COUNTY, OKLAHOMA

AS OF MAY 1, 2018

75% WORKING INTEREST
STRIP PRICE CASE

CG&A

CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS

EVALUATION SUMMARY

BANDOLIER ENERGY, LLC INTERESTS

TOTAL PROVED PLUS PROBABLE RESERVES

CERTAIN PROPERTIES IN OSAGE COUNTY, OKLAHOMA

AS OF MAY 1, 2018

CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS
TEXAS REGISTERED ENGINEERING FIRM F-693

W. TODD BROOKER, P.E.
PRESIDENT

KELLIE JORDAN
ENGINEER

CAWLEY, GILLESPIE & ASSOCIATES, INC.

PETROLEUM CONSULTANTS

13640 BRIARWICK DRIVE, SUITE 100
AUSTIN, TEXAS 78729-1707
512-249-7000

306 WEST SEVENTH STREET, SUITE 302
FORT WORTH, TEXAS 76102-4905
817-336-2461
www.cgaus.com

1000 LOUISIANA STREET, SUITE 1900
HOUSTON, TEXAS 77002-5017
713-651-9944

June 7, 2018

Mr. Stephen Brunner
Bandolier Energy, LLC
10830 E 45th Street, Suite 206
Tulsa, OK 74146

Re: Evaluation Summary - 75% Working Interests
Bandolier Energy, LLC Interests
Total Proved Plus Probable Reserves
Certain Properties in Osage County, OK
As of May 1, 2018

Dear Mr. Brunner:

As requested, we are submitting our estimates of total proved plus probable reserves and forecasts of economics attributable to *Bandolier Energy, LLC* interests – 75% working interests in certain oil and gas properties located in Osage County, Oklahoma. The results of this evaluation are presented in the accompanying tabulations, with a composite summary presented below:

		Proved Developed Producing	Proved Developed Behind-Pipe	Proved Undeveloped	Total Proved	Probable
Net Reserves						
Oil	- Mbbl	291.3	45.2	337.8	674.3	308.5
Gas	- MMcf	185.4	37.9	466.6	689.9	267.7
NGL	- Mbbl	0.0	0.0	0.0	0.0	0.0
Net Revenue						
Oil	- M$	17,154.5	2,659.2	19,705.9	39,519.6	18,026.2
Gas	- M$	433.2	88.7	1,092.1	1,614.0	625.0
NGL	- M$	0.0	0.0	0.0	0.0	0.0
Other	- M$	0.0	0.0	0.0	0.0	0.0
Severance Taxes	- M$	1,247.9	195.0	1,475.6	2,918.4	1,323.3
Ad Valorem Taxes	- M$	0.0	0.0	0.0	0.0	0.0
Operating Expenses	- M$	3,710.5	898.2	4,383.7	8,992.4	3,073.1
Workover Expenses	- M$	0.0	0.0	0.0	0.0	0.0
3rd Party COPAS	- M$	0.0	0.0	0.0	0.0	0.0
Other Deductions	- M$	0.0	0.0	0.0	0.0	0.0
Investments	- M$	0.0	60.0	1,699.4	1,759.4	849.7
Net Operating Income (BFIT)	- M$	12,629.4	1,594.7	13,239.3	27,463.4	13,405.1
Discounted @ 10%	**- M$**	**7,182.0**	**1,018.2**	**6,370.5**	**14,570.6**	**6,778.2**

The discounted cash flow value shown above should not be construed to represent an estimate of the fair market value by Cawley, Gillespie & Associates, Inc. ("CG&A").

Presentation

This report is divided into five reserve categories: Total Proved ("TP"), Proved Developed Producing ("PDP"), Proved Developed Behind-Pipe ("PDBP"), Proved Undeveloped ("PUD") and Probable ("PROB"). Every reserve category contains a Table I which presents composite reserve estimates and economic forecasts for the particular reserve category. Following the Table I is a summary plot, which is a composite rate-time history forecast curve for the particular reserve category. Within the PDP, PDBP, PUD and PROB following the Summary Plot, is a Table II "oneline" summary that presents estimates of ultimate recovery, gross and net reserves, ownership, revenue, expenses, investments, net income and discounted cash flow for the individual properties that make up the corresponding Table I. Within the PDP section, table II is followed by sequentially numbered individual figures that represent the detailed reserves and economics for each property listed in the Table II. The data presented in the summary tables is explained in page 1 of the Appendix. The methods employed in estimating reserves are described in page 2 of the Appendix.

Hydrocarbon Pricing

As requested for the Strip Pricing scenario, oil and gas prices were adjusted to the following index prices:

Year	WTI Oil Price $/BBL	HH Gas Price $/MMBTU
2018	66.38	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00

Beginning January 1, 2024 oil and gas prices were held constant thereafter at $60.00 per BBL and $3.00 per MMBtu, respectively. Adjustments to oil and gas prices were made based upon data provided by your office. These adjustments include transportation charges, BTU content, crude quality and gravity corrections.

Expenses and Taxes

Lease operating expenses and investments were forecast as furnished by your office and were not escalated. Oil and gas severance tax values were determined by applying normal state severance tax rates.

Miscellaneous

An on-site field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined, nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered. The cost of plugging and the salvage value of equipment at abandonment have not been included except as noted above.

The proved reserve classifications used herein conform to the criteria of the *Society of Petroleum Engineers (SPE)* as defined in pages 3—5 of the Appendix. The reserves and economics are predicated on regulatory agency classifications, rules, policies, laws, taxes and royalties in effect on the effective date, except as noted herein. The possible effects of changes in legislation or other Federal or State restrictive actions have not been considered. All reserve estimates represent our best judgment based on data available at the time of preparation, and assumptions as to future economic and regulatory conditions. It should be realized that the reserves actually recovered, the revenue derived therefrom and the actual cost incurred could be more or less than the estimated amounts.

The reserve estimates and forecasts were based upon interpretations of data furnished by your office and available from our files. Ownership information and economic factors such as liquid and gas prices, price differentials, expenses, investments and tax rates were derived from LOS data as furnished by your office and were accepted as furnished. To some extent, information from public records was used to check and/or supplement these data. The basic engineering and geological data were utilized subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data.

This report was prepared for the exclusive use of *Bandolier Energy, LLC*. Third parties should not rely on it without the written consent of the above and Cawley, Gillespie & Associates, Inc. Our work papers and related data are available for inspection and review by authorized, interested parties.

Yours very truly,

CAWLEY, GILLESPIE & ASSOCIATES, INC.
TEXAS REGISTERED ENGINEERING FIRM F-693

W. Todd Brooker

STATE OF TEXAS
W. TODD BROOKER
83462
LICENSED
PROFESSIONAL ENGINEER

W. TODD BROOKER, P.E.
PRESIDENT

Kellie D. Jordan

KELLIE JORDAN
ENGINEER

TABLE OF CONTENTS
Bandolier Energy, LLC Interests
As of May 1, 2018

Note: *Tables I are Grand Total Summaries of Reserves and Economics.*
Summary Plots are Grand Total Rate-Time History-Forecast Curves based on the corresponding Table I.
Tables II are "Lease" Summaries of Economics for wells/leases in corresponding Tables I.
Individual Figures are detailed rate-time history-forecast curves for each property in Table II.

Table I- TP

Composite Reserve Estimates and Economic Forecasts
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Total Proved Reserves
As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	77.9	58.1	.0	59.173	44.171	.000	-1.250 65.130	0.800 2.288	.000
12-2019	99.4	101.2	.0	75.510	76.877	.000	-1.250 60.370	0.800 2.200	.000
12-2020	74.6	77.9	.0	56.718	59.186	.000	-1.250 55.180	0.800 2.168	.000
12-2021	54.0	57.9	.0	41.032	43.967	.000	-1.250 52.650	0.800 2.224	.000
12-2022	43.8	47.2	.0	33.294	35.895	.000	-1.250 54.400	0.800 2.400	.000
12-2023	37.3	40.3	.0	28.377	30.662	.000	-1.250 58.750	0.800 2.400	.000
12-2024	32.9	35.5	.0	24.978	27.010	.000	-1.250 58.750	0.800 2.400	.000
12-2025	29.4	31.7	.0	22.311	24.128	.000	-1.250 58.750	0.800 2.400	.000
12-2026	26.7	28.9	.0	20.279	21.926	.000	-1.250 58.750	0.800 2.400	.000
12-2027	24.5	26.5	.0	18.638	20.145	.000	-1.250 58.750	0.800 2.400	.000
12-2028	22.8	24.6	.0	17.327	18.718	.000	-1.250 58.750	0.800 2.400	.000
12-2029	21.2	22.9	.0	16.134	17.421	.000	-1.250 58.750	0.800 2.400	.000
12-2030	19.9	21.5	.0	15.154	16.355	.000	-1.250 58.750	0.800 2.400	.000
12-2031	18.8	20.3	.0	14.304	15.430	.000	-1.250 58.750	0.800 2.400	.000
12-2032	17.9	19.3	.0	13.594	14.656	.000	-1.250 58.750	0.800 2.400	.000
12-2033	16.8	18.3	.0	12.765	13.889	.000	-1.250 58.750	0.800 2.400	.000
12-2034	15.6	17.4	.0	11.830	13.230	.000	-1.250 58.750	0.800 2.400	.000
12-2035	14.9	16.6	.0	11.320	12.625	.000	-1.250 58.750	0.800 2.400	.000
12-2036	14.3	15.9	.0	10.888	12.097	.000	-1.250 58.750	0.800 2.400	.000
S Tot	662.7	682.1	.0	503.626	518.386	.000	58.556	2.319	.000
After	224.6	225.7	.0	170.7	171.535	.000	58.750	2.400	.000
Total	887.3	907.8	.0	674.339	689.921	.000	58.605	2.339	.000
Cum	21.1	18.3	.0						
Ult	908.4	926.0	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	3,853.948	101.062	.000	0.000	0.000	3,955.010	280.608	.000	1.553
12-2019	4,558.527	169.129	.000	0.000	0.000	4,727.656	335.427	.000	2.352
12-2020	3,129.684	128.315	.000	0.000	0.000	3,257.999	231.155	.000	3.528
12-2021	2,160.354	97.782	.000	0.000	0.000	2,258.136	160.215	.000	4.857
12-2022	1,811.181	86.147	.000	0.000	0.000	1,897.328	134.615	.000	5.981
12-2023	1,667.171	73.590	.000	0.000	0.000	1,740.761	123.507	.000	7.014
12-2024	1,467.478	64.825	.000	0.000	0.000	1,532.303	108.717	.000	7.968
12-2025	1,310.743	57.907	.000	0.000	0.000	1,368.651	97.106	.000	8.921
12-2026	1,191.396	52.623	.000	0.000	0.000	1,244.020	88.263	.000	9.815
12-2027	1,095.008	48.347	.000	0.000	0.000	1,143.356	81.121	.000	10.679
12-2028	1,017.953	44.924	.000	0.000	0.000	1,062.877	75.411	.000	11.488
12-2029	947.862	41.810	.000	0.000	0.000	989.671	70.217	.000	12.339
12-2030	890.296	39.251	.000	0.000	0.000	929.547	65.951	.000	13.138
12-2031	840.340	37.031	.000	0.000	0.000	877.371	62.249	.000	13.920
12-2032	798.636	35.176	.000	0.000	0.000	833.812	59.159	.000	14.648
12-2033	749.958	33.334	.000	0.000	0.000	783.292	55.575	.000	15.201
12-2034	695.029	31.751	.000	0.000	0.000	726.780	51.565	.000	15.262
12-2035	665.063	30.299	.000	0.000	0.000	695.362	49.336	.000	15.956
12-2036	639.666	29.033	.000	0.000	0.000	668.699	47.444	.000	16.599
S Tot	29,490.295	1,202.336	.000	0.000	0.000	30,692.631	2,177.642	.000	7.180
After	10,029.342	411.683	.000	0.000	0.000	10,441.025	740.791	.000	23.862
Total	39,519.637	1,614.019	.000	0.000	0.000	41,133.656	2,918.433	.000	11.392

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	103.306	20	15.0	0.000	0.000	0.000	1,249.592	2,321.504	2,321.504	2,235.117
12-2019	207.731	23	17.2	0.000	0.000	0.000	509.825	3,674.672	5,996.176	5,535.515
12-2020	234.900	23	17.2	0.000	0.000	0.000	.000	2,791.944	8,788.120	7,793.842
12-2021	234.900	23	17.2	0.000	0.000	0.000	.000	1,863.021	10,651.141	9,155.751
12-2022	234.900	23	17.2	0.000	0.000	0.000	.000	1,527.813	12,178.954	10,166.252
12-2023	234.900	23	17.2	0.000	0.000	0.000	.000	1,382.354	13,561.308	10,993.666
12-2024	234.900	23	17.2	0.000	0.000	0.000	.000	1,188.686	14,749.994	11,637.553
12-2025	234.900	23	17.2	0.000	0.000	0.000	.000	1,036.645	15,786.639	12,145.737
12-2026	234.900	23	17.2	0.000	0.000	0.000	.000	920.856	16,707.496	12,554.353
12-2027	234.900	23	17.2	0.000	0.000	0.000	.000	827.335	17,534.830	12,886.665
12-2028	234.900	23	17.2	0.000	0.000	0.000	.000	752.566	18,287.396	13,160.262
12-2029	234.900	23	17.2	0.000	0.000	0.000	.000	684.554	18,971.951	13,385.508
12-2030	234.900	23	17.2	0.000	0.000	0.000	.000	628.696	19,600.647	13,572.769
12-2031	234.900	23	17.2	0.000	0.000	0.000	.000	580.221	20,180.868	13,729.215
12-2032	234.900	23	17.2	0.000	0.000	0.000	.000	539.753	20,720.621	13,860.945
12-2033	229.228	23	17.2	0.000	0.000	0.000	.000	498.490	21,219.110	13,971.071
12-2034	214.200	21	15.8	0.000	0.000	0.000	.000	461.015	21,680.125	14,063.256
12-2035	214.200	21	15.8	0.000	0.000	0.000	.000	431.826	22,111.951	14,141.423
12-2036	214.200	21	15.8	0.000	0.000	0.000	.000	407.055	22,519.006	14,208.119
S Tot	4,236.565			0.000	0.000	0.000	1,759.418	22,519.006	22,519.006	14,208.119
After	4,755.810			0.000	0.000	0.000	.000	4,944.424	27,463.431	14,570.623
Total	8,992.375			0.000	0.000	0.000	1,759.418	27,463.431	27,463.431	14,570.623

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.38	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	18,719.262
8.00	15,939.934
10.00	14,570.623
12.00	13,454.822
15.00	12,113.449
20.00	10,452.932

8 Months in first year 50.001 Year Life (05/2068)

PHD 6/7/2018 14:17:2 Summary

Summary Plot- TP
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Total Proved Reserves

Gross Production

	Start Date 05/2018 Q i	Dei	n	Def	Qab
Oil - bbls/mo	8,809.	57.8	0.00	3.1	158.
Gas - mcf/mo	823.	N.A.	0.00	4.9	66.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	21.1	887.3	908.4		674.339	39,519.637	2,918.433	8,992.375	27,463.431	14,570.623
Gas - mmcf	18.3	907.8	926.0		689.921	1,614.019	.000	1,759.418		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Date 12/2016 Last Date 04/2018
06 / 08 / 2018 10 : 10 : 38 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD.p.out
SUMMARY

Table I- PDP

Composite Reserve Estimates and Economic Forecasts
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Proved Developed Producing Reserves
As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	47.5	25.8	.0	36.111	19.601	.000	-1.250 65.130	0.800 2.288	.000
12-2019	39.8	27.1	.0	30.244	20.613	.000	-1.250 60.370	0.800 2.200	.000
12-2020	28.0	19.3	.0	21.265	14.662	.000	-1.250 55.180	0.800 2.168	.000
12-2021	22.1	15.2	.0	16.808	11.553	.000	-1.250 52.650	0.800 2.224	.000
12-2022	18.6	12.7	.0	14.118	9.639	.000	-1.250 54.400	0.800 2.400	.000
12-2023	16.1	10.9	.0	12.270	8.314	.000	-1.250 58.750	0.800 2.400	.000
12-2024	14.4	9.7	.0	10.938	7.354	.000	-1.250 58.750	0.800 2.400	.000
12-2025	13.0	8.7	.0	9.856	6.578	.000	-1.250 58.750	0.800 2.400	.000
12-2026	11.9	7.9	.0	9.017	5.977	.000	-1.250 58.750	0.800 2.400	.000
12-2027	11.0	7.2	.0	8.329	5.484	.000	-1.250 58.750	0.800 2.400	.000
12-2028	10.2	6.7	.0	7.773	5.087	.000	-1.250 58.750	0.800 2.400	.000
12-2029	9.6	6.2	.0	7.260	4.724	.000	-1.250 58.750	0.800 2.400	.000
12-2030	9.0	5.8	.0	6.836	4.425	.000	-1.250 58.750	0.800 2.400	.000
12-2031	8.5	5.5	.0	6.465	4.164	.000	-1.250 58.750	0.800 2.400	.000
12-2032	8.1	5.2	.0	6.154	3.946	.000	-1.250 58.750	0.800 2.400	.000
12-2033	7.5	4.9	.0	5.716	3.732	.000	-1.250 58.750	0.800 2.400	.000
12-2034	6.7	4.7	.0	5.109	3.549	.000	-1.250 58.750	0.800 2.400	.000
12-2035	6.4	4.5	.0	4.894	3.384	.000	-1.250 58.750	0.800 2.400	.000
12-2036	6.2	4.3	.0	4.710	3.240	.000	-1.250 58.750	0.800 2.400	.000
S Tot	294.6	192.1	.0	223.874	146.026	.000	58.927	2.320	.000
After	88.7	51.8	.0	67.4	39.383	.000	58.750	2.400	.000
Total	383.3	244.0	.0	291.319	185.409	.000	58.886	2.337	.000
Cum	21.1	18.3	.0						
Ult	404.4	262.2	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	2,351.904	44.848	.000	0.000	0.000	2,396.752	170.050	.000	1.874
12-2019	1,825.816	45.348	.000	0.000	0.000	1,871.164	132.759	.000	3.287
12-2020	1,173.394	31.787	.000	0.000	0.000	1,205.181	85.508	.000	4.669
12-2021	884.952	25.694	.000	0.000	0.000	910.647	64.610	.000	5.909
12-2022	768.020	23.134	.000	0.000	0.000	791.153	56.132	.000	7.040
12-2023	720.880	19.953	.000	0.000	0.000	740.833	52.562	.000	8.106
12-2024	642.606	17.650	.000	0.000	0.000	660.257	46.845	.000	9.101
12-2025	579.068	15.788	.000	0.000	0.000	594.856	42.205	.000	10.107
12-2026	529.767	14.344	.000	0.000	0.000	544.111	38.605	.000	11.055
12-2027	489.318	13.162	.000	0.000	0.000	502.480	35.651	.000	11.977
12-2028	456.645	12.209	.000	0.000	0.000	468.854	33.265	.000	12.841
12-2029	426.514	11.338	.000	0.000	0.000	437.852	31.066	.000	13.756
12-2030	401.605	10.619	.000	0.000	0.000	412.224	29.247	.000	14.617
12-2031	379.832	9.994	.000	0.000	0.000	389.826	27.658	.000	15.463
12-2032	361.571	9.470	.000	0.000	0.000	371.041	26.325	.000	16.251
12-2033	335.811	8.956	.000	0.000	0.000	344.767	24.461	.000	16.571
12-2034	300.174	8.518	.000	0.000	0.000	308.692	21.902	.000	15.787
12-2035	287.496	8.121	.000	0.000	0.000	295.617	20.974	.000	16.491
12-2036	276.720	7.777	.000	0.000	0.000	284.497	20.185	.000	17.142
S Tot	13,192.094	338.710	.000	0.000	0.000	13,530.804	960.011	.000	8.052
After	3,962.418	94.519	.000	0.000	0.000	4,056.937	287.840	.000	23.130
Total	17,154.511	433.229	.000	0.000	0.000	17,587.741	1,247.850	.000	11.515

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	73.800	11	8.2	0.000	0.000	0.000	.000	2,152.902	2,152.902	2,090.997
12-2019	110.700	11	8.2	0.000	0.000	0.000	.000	1,627.705	3,780.607	3,545.866
12-2020	110.700	11	8.2	0.000	0.000	0.000	.000	1,008.974	4,789.581	4,360.945
12-2021	110.700	11	8.2	0.000	0.000	0.000	.000	735.336	5,524.917	4,898.279
12-2022	110.700	11	8.2	0.000	0.000	0.000	.000	624.321	6,149.238	5,311.123
12-2023	110.700	11	8.2	0.000	0.000	0.000	.000	577.571	6,726.809	5,656.787
12-2024	110.700	11	8.2	0.000	0.000	0.000	.000	502.711	7,229.520	5,929.073
12-2025	110.700	11	8.2	0.000	0.000	0.000	.000	441.951	7,671.471	6,145.714
12-2026	110.700	11	8.2	0.000	0.000	0.000	.000	394.806	8,066.278	6,320.895
12-2027	110.700	11	8.2	0.000	0.000	0.000	.000	356.129	8,422.407	6,463.935
12-2028	110.700	11	8.2	0.000	0.000	0.000	.000	324.889	8,747.296	6,582.046
12-2029	110.700	11	8.2	0.000	0.000	0.000	.000	296.086	9,043.382	6,679.469
12-2030	110.700	11	8.2	0.000	0.000	0.000	.000	272.277	9,315.659	6,760.567
12-2031	110.700	11	8.2	0.000	0.000	0.000	.000	251.467	9,567.127	6,828.370
12-2032	110.700	11	8.2	0.000	0.000	0.000	.000	234.016	9,801.143	6,885.483
12-2033	105.028	11	8.2	0.000	0.000	0.000	.000	215.278	10,016.421	6,933.050
12-2034	90.000	9	6.8	0.000	0.000	0.000	.000	196.790	10,213.211	6,972.400
12-2035	90.000	9	6.8	0.000	0.000	0.000	.000	184.643	10,397.853	7,005.822
12-2036	90.000	9	6.8	0.000	0.000	0.000	.000	174.312	10,572.166	7,034.383
S Tot	1,998.628			0.000	0.000	0.000	.000	10,572.166	10,572.166	7,034.383
After	1,711.853			0.000	0.000	0.000	.000	2,057.244	12,629.410	7,181.979
Total	3,710.481			0.000	0.000	0.000	.000	12,629.410	12,629.410	7,181.979

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.38	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	8,931.607
8.00	7,759.883
10.00	7,181.979
12.00	6,710.557
15.00	6,143.136
20.00	5,439.536

8 Months in first year 50.001 Year Life (05/2068)

PHD 6/7/2018 14:17:4
Summary

Summary Plot- PDP
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Proved Developed Producing Reserves

Gross Production

	As of 05/2018 Q i	Dei	n	Def	Qab
Oil - bbls/mo	8,412.	83.6	0.00	3.0	55.
Gas - mcf/mo	823.	N.A.	0.00	4.9	9.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	21.1	383.3	404.4		291.319	17,154.511	1,247.850	3,710.481	12,629.410	7,181.979
Gas - mmcf	18.3	244.0	262.2		185.409	433.229	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Date 12/2016 Last Date 04/2018
06 / 08 / 2018 10 : 10 : 39 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD \pdp.out
SUMMARY

Table II- PDP

Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Proved Developed Producing Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date ASN	Current Interest %	WellCut Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
ARSAGA 3H-25 1 PDP Oil	312	76.0000 NI 75.0000 WI	1 28.6	10.1 78.3	9.2 60.6	7.0 46.1	407.7 107.6	36.6 0.0	205.8 0.0	273.0	136.0
(MISSISSIPPI) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
HICKORY CREEK 4A-22H 2 PDP Oil	314	76.0000 NI 75.0000 WI	0 0.0	0.2 0.0		Non-Commercial					
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
S. BLACKLAND #2-11 3 PDP Oil	320	76.0000 NI 75.0000 WI	1 20.7	30.8 0.0	26.9 0.0	20.4 0.0	1,191.7 0.0	84.5 0.0	214.6 0.0	892.6	489.0
(RED FORK) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
W. BLACKLAND #1-3 4 PDP Oil	321	76.0000 NI 75.0000 WI	1 47.2	51.8 47.0	46.1 46.4	35.0 35.3	2,054.8 82.7	151.7 0.0	488.7 0.0	1,497.1	769.1
(BURGESS) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
W. BLACKLAND #2-3 5 PDP Oil	329	76.0000 NI 75.0000 WI	1 30.5	27.9 36.6	25.7 36.6	19.5 27.8	1,150.1 64.9	86.2 0.0	315.4 0.0	813.5	518.0
(BURGESS / CHAT) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
W. BLACKLAND #2-34 6 PDP Oil	339	76.0000 NI 75.0000 WI	1 50.0	127.9 36.1	125.4 36.1	95.3 27.5	5,640.3 64.1	404.7 0.0	517.4 0.0	4,782.2	2,576.7
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
W. BLACKLAND #3-3 7 PDP Oil	330	76.0000 NI 75.0000 WI	1 36.3	36.0 0.0	35.5 0.0	27.0 0.0	1,590.6 0.0	112.9 0.0	375.3 0.0	1,102.4	679.5
W. BLACKLAND #4-3 8 PDP Oil	332	76.0000 NI 75.0000 WI	1 15.4	10.4 0.0	10.3 0.0	7.8 0.0	456.1 0.0	32.4 0.0	159.5 0.0	264.2	186.9
(MISSISSIPPI CHAT/BUR) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
W. BLACKLAND #5-3 9 PDP Oil	331	76.0000 NI 75.0000 WI	1 47.3	53.8 0.0	51.1 0.0	38.9 0.0	2,285.1 0.0	162.1 0.0	489.8 0.0	1,633.1	883.4
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
W. BLACKLAND #6-3 10 PDP Oil	333	76.0000 NI 75.0000 WI	1 15.4	13.1 0.0	11.7 0.0	8.9 0.0	522.9 0.0	37.1 0.0	159.1 0.0	326.7	241.6
(SKINNER) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
W. BLACKLAND #7-3 (SKINNER) 11 PDP Oil	334	76.0000 NI 75.0000 WI	1 36.3	28.8 64.2	28.5 64.2	21.7 48.8	1,276.4 113.9	98.6 0.0	373.4 0.0	918.3	669.1
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA											
PERFORMANCE PETROLEUM											
W. BLACKLAND #9-3 12 PDP Oil	336	76.0000 NI 75.0000 WI	1 40.0	13.7 0.0	13.0 0.0	9.9 0.0	578.7 0.0	41.1 0.0	411.4 0.0	126.3	142.7

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: .000 6/7/2018 : 2:17:04 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Table II- PDP (cont.)
Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Proved Developed Producing Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No. Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
			MBBL / MMCF							
GRAND TOTAL		11	404.4 262.2	383.3 244.0	291.3 185.4	17,154.5 433.2	1,247.8 0.0	3,710.5 0.0	12,629.4	7,182.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: .000 6/7/2018 : 2:17:04 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Performance Petroleum -- Arsaga 3H-25
(Mississippi Chat) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	28.58 Year Life (11/2046) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	44.	5.4	1.30	3.0	17.	Initial	Final	Oil - mbbls	0.9	9.2	10.0	76.000 NI	6.983	407.723	36.561	205.772	272.968	135.955
Gas - mcf/mo	823.	34.5	1.00	5.0	57.	18,700.	3,430.	Gas - mmcf	17.7	60.6	78.3	75.000 WI	46.089	107.578	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
100.
10.
1.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : Mississippi Chat

Arsaga 3H-25

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2016 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 39 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 312*

Performance Petroleum -- Hickory Creek 4A-22H
(Mississippi) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	0.	5.7	1.30	0.0	0.
Gas - mcf/mo	0.	0.0	0.00	0.0	0.

GOR - scf/bbl Initial	Final
0.	0.

	04/2018 Cumulatives	0.0 Year Life (05/2018) Remaining Reserves	Ultimate Recovery
Oil - mbbls	0.2	0.0	0.2
Gas - mmcf	0.0	0.0	0.0

Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
76.000 NI	.000	.000	0.000	0.000	.000	.000
75.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
NON-COMMERCIAL
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
TIME (years)

Reservoir : Mississippi

Hickory Creek 4A-22H

OK OIL

● ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/2017 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 39 21 API

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 314*

Performance Petroleum -- S. Blackland #2-11

(Mississippi Chat) FIELD

Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	20.73 Year Life (01/2039) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	245.	17.5	1.30	3.1	61.			Oil - mbbls	3.9	26.9	30.8	76.000 NI	20.422	1,191.668	84.549	214.568	892.551	489.030
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.	Gas - mmcf	0.0	0.0	0.0	75.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
TIME (years)

Reservoir : Mississippi Chat

S. Blackland #2-11

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 11/2017 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 39 21 API:

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 320*

Cawley, Gillespie & Associates, Inc.

Performance Petroleum -- W. Blackland #1-3
(Red Fork) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP — As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	47.23 Year Life (07/2065) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	581.	51.4	1.30	3.0	26.			Oil - mbbls	5.7	46.1	51.8	76.000 NI	35.021	2,054.845	151.656	488.721	1,497.132	769.095
Gas - mcf/mo	0.	0.0	0.00	3.0	25.	0.	965.	Gas - mmcf	0.6	46.4	47.0	75.000 WI	35.268	82.664	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
10.
1.
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
TIME (years)

Reservoir : Red Fork

W. Blackland #1-3

OK OIL

• ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 07/2017 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 40 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 321*

Performance Petroleum -- W. Blackland #2-3

(Burgess) FIELD

Reserve Category : PDP | *Osage COUNTY, OKLAHOMA* | As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	591.	79.2	1.30	3.0	26.	Initial	Final
Gas - mcf/mo	0.	0.0	0.00	3.0	38.	0.	1,480.

	04/2018 Cumulatives	30.48 Year Life (10/2048) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	2.2	25.7	27.9	76.000 NI	19.521	1,150.149	86.210	315.402	813.474	517.966
Gas - mmcf	0.0	36.6	36.6	75.000 WI	27.830	64.938	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
100.
10.
1.
2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037

Reservoir : Burgess

TIME (years)

W. Blackland #2-3

OK OIL

• ⊛ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/2018 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 40 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 329*

Performance Petroleum -- W. Blackland #2-34
(Burgess / Chat) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	4,001.	97.4	1.30	3.0	55.	Initial	Final	Oil - mbbls	2.5	125.4	127.9	76.000 NI	95.318	5,640.270	404.728	517.447	4,782.238	2,576.695
Gas - mcf/mo	0.	0.0	0.00	4.9	9.	0.	173.	Gas - mmcf	0.0	36.1	36.1	75.000 WI	27.462	64.143	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Burgess / Chat

W. Blackland #2-34

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 04/2018 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 40 21 API:

KC H:\cga8216\PhD\pdp.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) *ASN 339*

Performance Petroleum -- W. Blackland #3-3

(Mississippi Chat) FIELD

Reserve Category : PDP — *Osage COUNTY, OKLAHOMA* — As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	881.	86.3	1.30	3.0	27.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	36.27 Year Life (08/2054) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.6	35.5	36.0	76.000 NI	26.962	1,590.571	112.851	375.344	1,102.376	679.522
Gas - mmcf	0.0	0.0	0.0	75.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Mississippi Chat

W. Blackland #3-3

OK OIL

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 04/2018 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 40 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 330*

Performance Petroleum -- W. Blackland #4-3
(Mississippi Chat) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	175.	41.3	1.30	4.5	27.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	15.42 Year Life (10/2033) Remaining Reserves	Ultimate Recovery
Oil - mbbls	0.2	10.3	10.4
Gas - mmcf	0.0	0.0	0.0

Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
76.000 NI	7.794	456.136	32.363	159.540	264.234	186.927
75.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Mississippi Chat

W. Blackland #4-3

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 04/2018 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 40 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 332*

Performance Petroleum -- W. Blackland #5-3
(Mississippi Chat/Bur) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP — As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	869.	70.0	1.30	3.1	27.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	47.33 Year Life (09/2065) Remaining Reserves	Ultimate Recovery
Oil - mbbls	2.7	51.1	53.8
Gas - mmcf	0.0	0.0	0.0

Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
76.000 NI	38.853	2,285.074	162.126	489.806	1,633.142	883.366
75.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037

TIME (years)

Reservoir : Mississippi Chat/Bur

W. Blackland #5-3

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/2018 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 40 21 API:

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 331*

Cawley, Gillespie & Associates, Inc.

Performance Petroleum -- W. Blackland #6-3

(Mississippi Chat) FIELD

Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	295.	68.0	1.30	4.8	27.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	04/2018 Cumulatives	15.38 Year Life (09/2033) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	1.4	11.7	13.1	76.000	NI	8.890	522.924	37.101	159.088	326.735	241.612
Gas - mmcf	0.0	0.0	0.0	75.000	WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Mississippi Chat

W. Blackland #6-3

OK OIL

◆ ◎ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 02/2018 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 40 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 333*

Performance Petroleum -- W. Blackland #7-3 (Skinner)
(Skinner) FIELD
Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	36.34 Year Life (09/2054) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	573.	74.7	1.30	100.0	0.	0.	0.	Oil - mbbls	0.2	28.5	28.8	76.000	NI	21.684	1,276.426	98.644	373.381	918.307	559.111
Gas - mcf/mo	0.	0.0	0.00	100.0	0.			Gas - mmcf	0.0	64.2	64.2	75.000	WI	48.759	113.906	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
100.
1,000.
100.
10.
100.
10.
1.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

Reservoir : Skinner

W. Blackland #7-3 (Skinner)

OK OIL

• ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 04/2018 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 40 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 334*

Performance Petroleum -- W. Blackland #9-3

(Mississippi Chat) FIELD

Osage COUNTY, OKLAHOMA

Reserve Category : PDP

As of 05/2018

	As of 05/2018 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		04/2018 Cumulatives	39.99 Year Life (04/2058) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	156.	45.1	1.30	88.2	0.			Oil - mbbls	0.7	13.0	13.7	76.000 NI	9.872	578.725	41.061	411.413	126.252	142.698
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.	Gas - mmcf	0.0	0.0	0.0	75.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
Wellcount
100.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037

TIME (years)

Reservoir : Mississippi Chat

W. Blackland #9-3

OK OIL

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 03/2018 Last Data 04/2018
06 / 08 / 2018 10 : 10 : 40 21 API:

KC H:\cga8216\PhD\pdp.out
(DEFAULT) *ASN 336*

Cawley, Gillespie & Associates, Inc.

Table I- PDBP

Composite Reserve Estimates and Economic Forecasts

Bandolier Energy, LLC Interests

Certain Properties in Osage County, Okalahoma

Proved Developed Behind-Pipe Reserves

As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	6.9	4.9	.0	5.274	3.694	.000	-1.250 65.130	0.800 2.288	.000
12-2019	7.1	5.6	.0	5.411	4.265	.000	-1.250 60.370	0.800 2.200	.000
12-2020	4.5	3.8	.0	3.450	2.891	.000	-1.250 55.180	0.800 2.168	.000
12-2021	3.4	3.0	.0	2.603	2.249	.000	-1.250 52.650	0.800 2.224	.000
12-2022	2.8	2.5	.0	2.124	1.872	.000	-1.250 54.400	0.800 2.400	.000
12-2023	2.4	2.1	.0	1.810	1.619	.000	-1.250 58.750	0.800 2.400	.000
12-2024	2.1	1.9	.0	1.589	1.439	.000	-1.250 58.750	0.800 2.400	.000
12-2025	1.9	1.7	.0	1.416	1.294	.000	-1.250 58.750	0.800 2.400	.000
12-2026	1.7	1.6	.0	1.283	1.183	.000	-1.250 58.750	0.800 2.400	.000
12-2027	1.5	1.4	.0	1.176	1.092	.000	-1.250 58.750	0.800 2.400	.000
12-2028	1.4	1.3	.0	1.090	1.019	.000	-1.250 58.750	0.800 2.400	.000
12-2029	1.3	1.3	.0	1.013	.952	.000	-1.250 58.750	0.800 2.400	.000
12-2030	1.2	1.2	.0	.949	.897	.000	-1.250 58.750	0.800 2.400	.000
12-2031	1.2	1.1	.0	.894	.848	.000	-1.250 58.750	0.800 2.400	.000
12-2032	1.1	1.1	.0	.848	.808	.000	-1.250 58.750	0.800 2.400	.000
12-2033	1.1	1.0	.0	.803	.765	.000	-1.250 58.750	0.800 2.400	.000
12-2034	1.0	1.0	.0	.765	.727	.000	-1.250 58.750	0.800 2.400	.000
12-2035	1.0	.9	.0	.731	.691	.000	-1.250 58.750	0.800 2.400	.000
12-2036	.9	.9	.0	.702	.658	.000	-1.250 58.750	0.800 2.400	.000
S Tot	44.6	38.1	.0	33.931	28.962	.000	58.897	2.319	.000
After	14.8	11.8	.0	11.2	8.956	.000	58.750	2.400	.000
Total	59.4	49.9	.0	45.178	37.918	.000	58.860	2.338	.000
Cum	.0	.0	.0						
Ult	59.4	49.9	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	343.509	8.453	.000	0.000	0.000	351.962	24.972	.000	1.838
12-2019	326.686	9.383	.000	0.000	0.000	336.069	23.844	.000	3.381
12-2020	190.363	6.268	.000	0.000	0.000	196.631	13.951	.000	5.265
12-2021	137.033	5.001	.000	0.000	0.000	142.034	10.077	.000	6.952
12-2022	115.560	4.494	.000	0.000	0.000	120.053	8.518	.000	8.496
12-2023	106.324	3.886	.000	0.000	0.000	110.209	7.819	.000	9.954
12-2024	93.380	3.453	.000	0.000	0.000	96.833	6.870	.000	11.316
12-2025	83.176	3.106	.000	0.000	0.000	86.282	6.122	.000	12.688
12-2026	75.388	2.838	.000	0.000	0.000	78.226	5.550	.000	13.984
12-2027	69.097	2.620	.000	0.000	0.000	71.717	5.088	.000	15.242
12-2028	64.065	2.445	.000	0.000	0.000	66.510	4.719	.000	16.425
12-2029	59.505	2.284	.000	0.000	0.000	61.789	4.384	.000	17.670
12-2030	55.761	2.152	.000	0.000	0.000	57.913	4.109	.000	18.843
12-2031	52.519	2.036	.000	0.000	0.000	54.555	3.871	.000	19.994
12-2032	49.812	1.938	.000	0.000	0.000	51.750	3.672	.000	21.069
12-2033	47.164	1.836	.000	0.000	0.000	49.000	3.477	.000	22.251
12-2034	44.929	1.745	.000	0.000	0.000	46.673	3.311	.000	23.366
12-2035	42.923	1.657	.000	0.000	0.000	44.581	3.163	.000	24.476
12-2036	41.223	1.579	.000	0.000	0.000	42.802	3.037	.000	25.514
S Tot	1,998.415	67.175	.000	0.000	0.000	2,065.590	146.554	.000	9.893
After	660.795	21.494	.000	0.000	0.000	682.288	48.408	.000	40.406
Total	2,659.209	88.669	.000	0.000	0.000	2,747.878	194.962	.000	17.442

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	10.823	2	1.5	0.000	0.000	0.000	60.000	256.168	256.168	245.681
12-2019	20.700	2	1.5	0.000	0.000	0.000	.000	291.525	547.693	506.582
12-2020	20.700	2	1.5	0.000	0.000	0.000	.000	161.980	709.673	637.511
12-2021	20.700	2	1.5	0.000	0.000	0.000	.000	111.256	820.929	718.841
12-2022	20.700	2	1.5	0.000	0.000	0.000	.000	90.835	911.765	778.924
12-2023	20.700	2	1.5	0.000	0.000	0.000	.000	81.690	993.455	827.825
12-2024	20.700	2	1.5	0.000	0.000	0.000	.000	69.262	1,062.717	865.347
12-2025	20.700	2	1.5	0.000	0.000	0.000	.000	59.460	1,122.177	894.498
12-2026	20.700	2	1.5	0.000	0.000	0.000	.000	51.976	1,174.153	917.564
12-2027	20.700	2	1.5	0.000	0.000	0.000	.000	45.929	1,220.082	936.014
12-2028	20.700	2	1.5	0.000	0.000	0.000	.000	41.091	1,261.172	950.955
12-2029	20.700	2	1.5	0.000	0.000	0.000	.000	36.705	1,297.878	963.033
12-2030	20.700	2	1.5	0.000	0.000	0.000	.000	33.104	1,330.982	972.894
12-2031	20.700	2	1.5	0.000	0.000	0.000	.000	29.984	1,360.966	980.980
12-2032	20.700	2	1.5	0.000	0.000	0.000	.000	27.379	1,388.345	987.663
12-2033	20.700	2	1.5	0.000	0.000	0.000	.000	24.824	1,413.168	993.146
12-2034	20.700	2	1.5	0.000	0.000	0.000	.000	22.662	1,435.830	997.678
12-2035	20.700	2	1.5	0.000	0.000	0.000	.000	20.718	1,456.548	1,001.429
12-2036	20.700	2	1.5	0.000	0.000	0.000	.000	19.065	1,475.613	1,004.553
S Tot	383.423			0.000	0.000	0.000	60.000	1,475.613	1,475.613	1,004.553
After	514.778			0.000	0.000	0.000	.000	119.102	1,594.715	1,018.174
Total	898.201			0.000	0.000	0.000	60.000	1,594.715	1,594.715	1,018.174

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.35	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	1,233.025
8.00	1,092.195
10.00	1,018.174
12.00	955.702
15.00	878.149
20.00	778.553

8 Months in first year   50.001 Year Life (05/2068)

Summary Plot- PDBP
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Proved Developed Behind-Pipe Reserves

Gross Production

	Start Date 05/2018				
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	396.	N.A.	0.00	3.7	13.
Gas - mcf/mo	572.	74.4	0.00	5.7	8.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	59.4	59.4		45.178	2,659.209	194.962	898.201	1,594.715	1,018.174
Gas - mmcf	0.0	49.9	49.9		37.918	88.669	.000	60.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

• ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
06 / 08 / 2018 10 : 10 : 40 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pdbp.out
SUMMARY

Table II- PDBP

Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Proved Developed Behind-Pipe Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow Rate of Return M$ / %	Cash Flow Disc @ 10.0 Payout M$ / Yrs
					MBBL / MMCF							
(MISS. CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #2-3 (CHAT)			76.0000 NI	**1**	**28.4**	**28.4**	**21.6**	**1,271.7**	**93.9**	**517.1**	**690.3**	**470.6**
1 PDBP Oil	05/18	340	75.0000 WI	**50.0**	**29.3**	**29.3**	**22.3**	**52.1**	**0.0**	**22.5**	**100.0**	**0.10**
(SKINNER) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #7-3 (MISS. CHAT			76.0000 NI	**1**	**31.1**	**31.1**	**23.6**	**1,387.5**	**101.0**	**381.1**	**904.4**	**547.6**
2 PDBP Oil	08/18	341	75.0000 WI	**37.0**	**20.6**	**20.6**	**15.7**	**36.6**	**0.0**	**37.5**	**100.0**	**0.33**
GRAND TOTAL				**2**	**59.4**	**59.4**	**45.2**	**2,659.2**	**195.0**	**898.2**	**1,594.7**	**1,018.2**
					49.9	**49.9**	**37.9**	**88.7**	**0.0**	**60.0**		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.

Scenario: .099

6/7/2018 : 2:17:05 PM

Table I- PUD

Composite Reserve Estimates and Economic Forecasts
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Proved Undeveloped Reserves
As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	23.4	27.5	.0	17.788	20.875	.000	-1.250 65.130	0.800 2.288	.000
12-2019	52.4	68.4	.0	39.855	51.999	.000	-1.250 60.370	0.800 2.200	.000
12-2020	42.1	54.8	.0	32.003	41.633	.000	-1.250 55.180	0.800 2.168	.000
12-2021	28.4	39.7	.0	21.621	30.165	.000	-1.250 52.650	0.800 2.224	.000
12-2022	22.4	32.1	.0	17.052	24.383	.000	-1.250 54.400	0.800 2.400	.000
12-2023	18.8	27.3	.0	14.297	20.730	.000	-1.250 58.750	0.800 2.400	.000
12-2024	16.4	24.0	.0	12.451	18.217	.000	-1.250 58.750	0.800 2.400	.000
12-2025	14.5	21.4	.0	11.038	16.256	.000	-1.250 58.750	0.800 2.400	.000
12-2026	13.1	19.4	.0	9.979	14.767	.000	-1.250 58.750	0.800 2.400	.000
12-2027	12.0	17.9	.0	9.134	13.568	.000	-1.250 58.750	0.800 2.400	.000
12-2028	11.1	16.6	.0	8.464	12.613	.000	-1.250 58.750	0.800 2.400	.000
12-2029	10.3	15.5	.0	7.861	11.745	.000	-1.250 58.750	0.800 2.400	.000
12-2030	9.7	14.5	.0	7.369	11.033	.000	-1.250 58.750	0.800 2.400	.000
12-2031	9.1	13.7	.0	6.945	10.417	.000	-1.250 58.750	0.800 2.400	.000
12-2032	8.7	13.0	.0	6.592	9.903	.000	-1.250 58.750	0.800 2.400	.000
12-2033	8.2	12.4	.0	6.247	9.392	.000	-1.250 58.750	0.800 2.400	.000
12-2034	7.8	11.8	.0	5.956	8.954	.000	-1.250 58.750	0.800 2.400	.000
12-2035	7.5	11.3	.0	5.696	8.550	.000	-1.250 58.750	0.800 2.400	.000
12-2036	7.2	10.8	.0	5.476	8.199	.000	-1.250 58.750	0.800 2.400	.000
S Tot	323.5	451.8	.0	245.822	343.398	.000	58.171	2.319	.000
After	121.1	162.1	.0	92.0	123.196	.000	58.750	2.400	.000
Total	444.5	613.9	.0	337.841	466.594	.000	58.329	2.341	.000
Cum	.0	.0	.0						
Ult	444.5	613.9	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	1,158.534	47.762	.000	0.000	0.000	1,206.296	85.587	.000	.878
12-2019	2,406.025	114.398	.000	0.000	0.000	2,520.422	178.824	.000	1.573
12-2020	1,765.928	90.259	.000	0.000	0.000	1,856.187	131.696	.000	2.658
12-2021	1,138.369	67.086	.000	0.000	0.000	1,205.456	85.527	.000	3.884
12-2022	927.602	58.520	.000	0.000	0.000	986.122	69.965	.000	4.902
12-2023	839.967	49.751	.000	0.000	0.000	889.718	63.126	.000	5.830
12-2024	731.492	43.722	.000	0.000	0.000	775.214	55.001	.000	6.683
12-2025	648.499	39.014	.000	0.000	0.000	687.513	48.779	.000	7.529
12-2026	586.242	35.441	.000	0.000	0.000	621.683	44.108	.000	8.320
12-2027	536.594	32.564	.000	0.000	0.000	569.158	40.382	.000	9.083
12-2028	497.243	30.270	.000	0.000	0.000	527.513	37.427	.000	9.796
12-2029	461.843	28.188	.000	0.000	0.000	490.030	34.768	.000	10.541
12-2030	432.930	26.480	.000	0.000	0.000	459.410	32.595	.000	11.240
12-2031	407.990	25.001	.000	0.000	0.000	432.990	30.721	.000	11.923
12-2032	387.253	23.767	.000	0.000	0.000	411.020	29.162	.000	12.558
12-2033	366.983	22.542	.000	0.000	0.000	389.525	27.637	.000	13.249
12-2034	349.926	21.489	.000	0.000	0.000	371.414	26.352	.000	13.896
12-2035	334.644	20.521	.000	0.000	0.000	355.165	25.199	.000	14.534
12-2036	321.723	19.677	.000	0.000	0.000	341.400	24.222	.000	15.126
S Tot	14,299.787	796.451	.000	0.000	0.000	15,096.237	1,071.078	.000	6.119
After	5,406.130	295.671	.000	0.000	0.000	5,701.800	404.543	.000	22.471
Total	19,705.916	1,092.121	.000	0.000	0.000	20,798.038	1,475.621	.000	10.548

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	18.683	7	5.2	0.000	0.000	0.000	1,189.592	-87.566	-87.566	-101.561
12-2019	76.331	10	7.5	0.000	0.000	0.000	509.825	1,755.442	1,667.876	1,483.067
12-2020	103.500	10	7.5	0.000	0.000	0.000	.000	1,620.991	3,288.867	2,795.386
12-2021	103.500	10	7.5	0.000	0.000	0.000	.000	1,016.429	4,305.295	3,538.631
12-2022	103.500	10	7.5	0.000	0.000	0.000	.000	812.656	5,117.952	4,076.205
12-2023	103.500	10	7.5	0.000	0.000	0.000	.000	723.093	5,841.044	4,509.054
12-2024	103.500	10	7.5	0.000	0.000	0.000	.000	616.713	6,457.757	4,843.133
12-2025	103.500	10	7.5	0.000	0.000	0.000	.000	535.234	6,992.991	5,105.525
12-2026	103.500	10	7.5	0.000	0.000	0.000	.000	474.074	7,467.065	5,315.894
12-2027	103.500	10	7.5	0.000	0.000	0.000	.000	425.277	7,892.342	5,486.716
12-2028	103.500	10	7.5	0.000	0.000	0.000	.000	386.586	8,278.928	5,627.261
12-2029	103.500	10	7.5	0.000	0.000	0.000	.000	351.763	8,630.691	5,743.006
12-2030	103.500	10	7.5	0.000	0.000	0.000	.000	323.315	8,954.006	5,839.308
12-2031	103.500	10	7.5	0.000	0.000	0.000	.000	298.770	9,252.775	5,919.865
12-2032	103.500	10	7.5	0.000	0.000	0.000	.000	278.358	9,531.134	5,987.800
12-2033	103.500	10	7.5	0.000	0.000	0.000	.000	258.388	9,789.522	6,044.875
12-2034	103.500	10	7.5	0.000	0.000	0.000	.000	241.563	10,031.084	6,093.178
12-2035	103.500	10	7.5	0.000	0.000	0.000	.000	226.466	10,257.550	6,134.172
12-2036	103.500	10	7.5	0.000	0.000	0.000	.000	213.678	10,471.228	6,169.183
S Tot	1,854.514			0.000	0.000	0.000	1,699.418	10,471.228	10,471.228	6,169.183
After	2,529.179			0.000	0.000	0.000	.000	2,768.078	13,239.306	6,370.470
Total	4,383.693			0.000	0.000	0.000	1,699.418	13,239.306	13,239.306	6,370.470

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.35	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	8,554.631
8.00	7,087.857
10.00	6,370.470
12.00	5,788.563
15.00	5,092.164
20.00	4,234.844

8 Months in first year 50.001 Year Life (05/2068)

Summary Plot- PUD
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Proved Undeveloped Reserves

Gross Production

	Start Date 06/2018				
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	324.	N.A.	0.00	3.0	91.
Gas - mcf/mo	548.	N.A.	0.00	5.0	49.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	444.5	444.5		337.841	19,705.916	1,475.621	4,383.693	13,239.306	6,370.470
Gas - mmcf	0.0	613.9	613.9		466.594	1,092.121	.000	1,699.418		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

• ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
06 / 08 / 2018 10 : 10 : 42 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\pud.out
SUMMARY

Table II- PUD

Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Proved Undeveloped Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves MBBL / MMCF	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow Rate of Return M$ / %	Cash Flow Disc @ 10.0 Payout M$ / Yrs
(MISSISSIPPI CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
ARSAGA #19-1			76.0000 NI	1	35.8	35.8	27.2	1,589.9	124.0	420.5	1,033.1	496.9
1 PUD Oil	10/18	355	75.0000 WI	40.7	88.6	88.6	67.3	157.7	0.0	169.9	100.0	0.93
ARSAGA #19-2			76.0000 NI	1	35.8	35.8	27.2	1,588.8	123.9	420.5	1,032.1	494.6
2 PUD Oil	10/18	356	75.0000 WI	40.7	88.6	88.6	67.3	157.7	0.0	169.9	100.0	0.96
ARSAGA #25-2			76.0000 NI	1	35.8	35.8	27.2	1,599.8	124.7	420.5	1,042.4	521.2
3 PUD Oil	06/18	326	75.0000 WI	40.7	88.6	88.6	67.3	157.8	0.0	169.9	100.0	0.60
ARSAGA #30-1			76.0000 NI	1	35.8	35.8	27.2	1,587.8	123.8	420.5	1,031.1	492.3
4 PUD Oil	10/18	354	75.0000 WI	40.7	88.6	88.6	67.3	157.7	0.0	169.9	100.0	0.99
S. BLACKLAND #4-11			76.0000 NI	1	32.9	32.9	25.0	1,439.6	105.7	388.6	824.9	345.3
5 PUD Oil	11/19	357	75.0000 WI	37.6	27.8	27.8	21.2	49.5	0.0	169.9	100.0	2.17
S. BLACKLAND #5-11			76.0000 NI	1	32.9	32.9	25.0	1,438.5	105.6	388.6	823.9	343.0
6 PUD Oil	11/19	358	75.0000 WI	37.6	27.8	27.8	21.2	49.5	0.0	169.9	100.0	2.21
S. BLACKLAND #6-11			76.0000 NI	1	31.9	31.9	24.3	1,395.8	102.5	385.7	787.0	317.8
7 PUD Oil	12/19	359	75.0000 WI	37.3	27.8	27.8	21.1	49.5	0.0	169.9	94.0	2.37
(BURGESS / CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #3-34			76.0000 NI	1	67.9	67.9	51.6	3,027.3	222.2	513.5	2,226.0	1,129.8
8 PUD Oil	09/18	344	75.0000 WI	49.7	58.7	58.7	44.6	104.3	0.0	169.9	100.0	0.56
W. BLACKLAND #4-34			76.0000 NI	1	67.9	67.9	51.6	3,024.8	222.0	513.2	2,223.9	1,124.9
9 PUD Oil	09/18	345	75.0000 WI	49.7	58.7	58.7	44.6	104.3	0.0	169.9	100.0	0.58
W. BLACKLAND #5-34			76.0000 NI	1	67.8	67.8	51.6	3,013.8	221.2	512.0	2,214.8	1,104.7
10 PUD Oil	11/18	346	75.0000 WI	49.5	58.7	58.7	44.6	104.2	0.0	169.9	100.0	0.69
GRAND TOTAL				10	444.5	444.5	337.8	19,706.9	1,475.6	4,383.7	13,239.3	6,370.5
					613.9	613.9	466.6	1,092.1	0.0	1,699.4		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.

Scenario: .934

6/7/2018 : 2:17:06 PM

Table I- PROB

Composite Reserve Estimates and Economic Forecasts
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Probable Undeveloped Reserves
As of May 1, 2018

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MGals	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/Gal
12-2018	17.7	12.1	.0	13.437	9.220	.000	-1.250 65.130	0.800 2.288	.000
12-2019	67.1	53.7	.0	50.993	40.792	.000	-1.250 60.370	0.800 2.200	.000
12-2020	34.1	30.0	.0	25.922	22.801	.000	-1.250 55.180	0.800 2.168	.000
12-2021	24.2	22.0	.0	18.416	16.745	.000	-1.250 52.650	0.800 2.224	.000
12-2022	19.2	17.8	.0	14.602	13.552	.000	-1.250 54.400	0.800 2.400	.000
12-2023	16.1	15.2	.0	12.229	11.520	.000	-1.250 58.750	0.800 2.400	.000
12-2024	14.0	13.3	.0	10.618	10.121	.000	-1.250 58.750	0.800 2.400	.000
12-2025	12.3	11.9	.0	9.382	9.029	.000	-1.250 58.750	0.800 2.400	.000
12-2026	11.1	10.8	.0	8.452	8.201	.000	-1.250 58.750	0.800 2.400	.000
12-2027	10.1	9.9	.0	7.710	7.538	.000	-1.250 58.750	0.800 2.400	.000
12-2028	9.4	9.2	.0	7.122	7.004	.000	-1.250 58.750	0.800 2.400	.000
12-2029	8.7	8.6	.0	6.594	6.522	.000	-1.250 58.750	0.800 2.400	.000
12-2030	8.1	8.1	.0	6.164	6.127	.000	-1.250 58.750	0.800 2.400	.000
12-2031	7.6	7.6	.0	5.793	5.788	.000	-1.250 58.750	0.800 2.400	.000
12-2032	7.2	7.2	.0	5.484	5.500	.000	-1.250 58.750	0.800 2.400	.000
12-2033	6.8	6.9	.0	5.184	5.210	.000	-1.250 58.750	0.800 2.400	.000
12-2034	6.5	6.5	.0	4.931	4.950	.000	-1.250 58.750	0.800 2.400	.000
12-2035	6.2	6.2	.0	4.705	4.702	.000	-1.250 58.750	0.800 2.400	.000
12-2036	5.9	5.9	.0	4.514	4.479	.000	-1.250 58.750	0.800 2.400	.000
S Tot	292.4	262.9	.0	222.252	199.796	.000	58.300	2.313	.000
After	113.5	89.3	.0	86.3	67.902	.000	58.750	2.400	.000
Total	406.0	352.2	.0	308.532	267.698	.000	58.426	2.335	.000
Cum	.0	.0	.0						
Ult	406.0	352.2	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2018	875.174	21.096	.000	0.000	0.000	896.270	63.590	.000	.653
12-2019	3,078.445	89.743	.000	0.000	0.000	3,168.188	224.783	.000	1.075
12-2020	1,430.378	49.432	.000	0.000	0.000	1,479.810	104.993	.000	2.089
12-2021	969.576	37.241	.000	0.000	0.000	1,006.817	71.434	.000	2.928
12-2022	794.344	32.526	.000	0.000	0.000	826.870	58.666	.000	3.683
12-2023	718.440	27.648	.000	0.000	0.000	746.088	52.935	.000	4.389
12-2024	623.834	24.290	.000	0.000	0.000	648.124	45.984	.000	5.047
12-2025	551.181	21.669	.000	0.000	0.000	572.850	40.644	.000	5.704
12-2026	496.550	19.682	.000	0.000	0.000	516.231	36.627	.000	6.325
12-2027	452.972	18.083	.000	0.000	0.000	471.055	33.421	.000	6.926
12-2028	418.403	16.809	.000	0.000	0.000	435.212	30.878	.000	7.492
12-2029	387.426	15.653	.000	0.000	0.000	403.079	28.598	.000	8.084
12-2030	362.120	14.705	.000	0.000	0.000	376.825	26.736	.000	8.643
12-2031	340.321	13.885	.000	0.000	0.000	354.206	25.131	.000	9.191
12-2032	322.180	13.200	.000	0.000	0.000	335.380	23.795	.000	9.702
12-2033	304.558	12.504	.000	0.000	0.000	317.062	22.496	.000	10.261
12-2034	289.717	11.879	.000	0.000	0.000	301.596	21.398	.000	10.788
12-2035	276.441	11.286	.000	0.000	0.000	287.727	20.414	.000	11.313
12-2036	265.195	10.751	.000	0.000	0.000	275.946	19.578	.000	11.805
S Tot	12,957.254	462.082	.000	0.000	0.000	13,419.335	952.102	.000	4.412
After	5,068.916	162.965	.000	0.000	0.000	5,231.881	371.202	.000	19.934
Total	18,026.170	625.046	.000	0.000	0.000	18,651.216	1,323.304	.000	8.702

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2018	9.779	6	4.5	0.000	0.000	0.000	849.709	-26.808	-26.808	-16.041
12-2019	62.100	6	4.5	0.000	0.000	0.000	.000	2,881.306	2,854.497	2,571.358
12-2020	62.100	6	4.5	0.000	0.000	0.000	.000	1,312.718	4,167.215	3,633.010
12-2021	62.100	6	4.5	0.000	0.000	0.000	.000	873.283	5,040.498	4,271.478
12-2022	62.100	6	4.5	0.000	0.000	0.000	.000	706.103	5,746.601	4,738.540
12-2023	62.100	6	4.5	0.000	0.000	0.000	.000	631.053	6,377.654	5,116.284
12-2024	62.100	6	4.5	0.000	0.000	0.000	.000	540.040	6,917.693	5,408.823
12-2025	62.100	6	4.5	0.000	0.000	0.000	.000	470.107	7,387.800	5,639.286
12-2026	62.100	6	4.5	0.000	0.000	0.000	.000	417.505	7,805.305	5,824.550
12-2027	62.100	6	4.5	0.000	0.000	0.000	.000	375.534	8,180.839	5,975.391
12-2028	62.100	6	4.5	0.000	0.000	0.000	.000	342.233	8,523.072	6,099.810
12-2029	62.100	6	4.5	0.000	0.000	0.000	.000	312.381	8,835.453	6,202.596
12-2030	62.100	6	4.5	0.000	0.000	0.000	.000	287.989	9,123.442	6,288.376
12-2031	62.100	6	4.5	0.000	0.000	0.000	.000	266.975	9,390.417	6,360.360
12-2032	62.100	6	4.5	0.000	0.000	0.000	.000	249.485	9,639.902	6,421.247
12-2033	62.100	6	4.5	0.000	0.000	0.000	.000	232.467	9,872.369	6,472.597
12-2034	62.100	6	4.5	0.000	0.000	0.000	.000	218.098	10,090.467	6,516.208
12-2035	62.100	6	4.5	0.000	0.000	0.000	.000	205.212	10,295.679	6,553.355
12-2036	62.100	6	4.5	0.000	0.000	0.000	.000	194.267	10,489.946	6,585.185
S Tot	1,127.579			0.000	0.000	0.000	849.709	10,489.946	10,489.946	6,585.185
After	1,945.481			0.000	0.000	0.000	.000	2,915.198	13,405.144	6,778.152
Total	3,073.060			0.000	0.000	0.000	849.709	13,405.144	13,405.144	6,778.152

Strip Pricing (5-01-18)

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2018	66.35	2.86
2019	61.62	2.75
2020	56.43	2.71
2021	53.90	2.78
2022	55.65	3.00
2023	60.00	3.00
Thereafter	Flat	Flat
Cap	60.00	3.00

Percent	Cum. Disc.
5.00	8,816.372
8.00	7,443.161
10.00	6,778.152
12.00	6,239.987
15.00	5,595.264
20.00	4,796.467

8 Months in first year 50.001 Year Life (05/2068)

Summary Plot- PROB
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Probable Undeveloped Reserves

Gross Production

	Start Date 05/2018				
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	1,490.	N.A.	0.00	3.0	182.
Gas - mcf/mo	1,396.	84.0	0.00	5.0	98.

	04/2018 Cumulatives	50.00 Year Life (05/2068) Remaining Reserves	50.00 Year Life (05/2068) Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	406.0	406.0		308.532	18,026.170	1,323.304	3,073.060	13,405.144	6,778.152
Gas - mmcf	0.0	352.2	352.2		267.698	625.046	.000	849.709		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
TIME (years)

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
06 / 08 / 2018 10 : 10 : 44 21 API:

Cawley, Gillespie & Associates, Inc.

KC H:\cga8216\PhD\prob.out
SUMMARY

Table II- PROB

Lease Reserve Summary
Bandolier Energy, LLC Interests
Certain Properties in Osage County, Okalahoma
Probable Undeveloped Reserves
As of May 1, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow Rate of Return M$ / %	Cash Flow Disc @ 10.0 Payout M$ / Yrs
(BURGESS / CHAT) -- OSAGE COUNTY, OKLAHOMA												
PERFORMANCE PETROLEUM												
W. BLACKLAND #1-34 1 PROB Oil	11/18	348	76.0000 NI 75.0000 WI	1 49.5	67.8 58.7	67.8 58.7	51.6 44.6	3,010.8 104.2	221.0 0.0	511.8 169.9	2,212.3 100.0	1,099.5 0.72
W. BLACKLAND #2-35 2 PROB Oil	05/18	347	76.0000 NI 75.0000 WI	1 50.0	71.4 58.8	71.4 58.8	54.3 44.7	3,206.9 104.5	234.9 0.0	517.2 0.0	2,558.3	1,423.2
W. BLACKLAND #3-35 3 PROB Oil	11/18	351	76.0000 NI 75.0000 WI	1 49.5	67.8 58.7	67.8 58.7	51.5 44.6	3,007.7 104.1	220.8 0.0	511.5 169.9	2,209.6 100.0	1,094.1 0.75
W. BLACKLAND #4-35 4 PROB Oil	12/18	352	76.0000 NI 75.0000 WI	1 49.4	67.8 58.7	67.8 58.7	51.5 44.6	3,004.1 104.1	220.5 0.0	511.2 169.9	2,206.6 100.0	1,088.1 0.79
W. BLACKLAND #6-34 5 PROB Oil	12/18	349	76.0000 NI 75.0000 WI	1 49.4	67.8 58.7	67.8 58.7	51.5 44.6	3,000.6 104.1	220.3 0.0	510.9 169.9	2,203.6 100.0	1,082.5 0.82
W. BLACKLAND #7-34 6 PROB Oil	12/18	350	76.0000 NI 75.0000 WI	1 49.4	63.3 58.7	63.3 58.7	48.1 44.6	2,797.1 104.1	205.8 0.0	510.6 169.9	2,014.8 100.0	990.8 0.86
GRAND TOTAL				6	406.0 352.2	406.0 352.2	308.5 267.7	18,026.2 625.0	1,323.3 0.0	3,073.1 849.7	13,405.1	6,778.2

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.

Scenario: 723

6/7/2018 : 2:17:07 PM

APPENDIX

Explanatory Comments for Summary Tables

HEADINGS

Table I
Description of Table Information
Identity of Interest Evaluated
Property Description – Location
Reserve Classification and Development Status
Effective Date of Evaluation

FORECAST

(Columns)

(1) (11) (21)	Calendar or Fiscal years/months commencing on effective date.
(2) (3) (4)	Gross Production (8/8th) for the years/months which are economical. These are expressed as thousands of barrels (Mbbl) and millions of cubic feet (MMcf) of gas at standard conditions. Total future production, cumulative production to effective date and ultimate recovery at the effective date are shown following the annual/monthly forecasts.
(5) (6) (7)	Net Production accruable to evaluated interest is calculated by multiplying the revenue interest times the gross production. These values take into account changes in interest and gas shrinkage.
(8)	Average (volume weighted) gross liquid price per barrel before deducting production-severance taxes.
(9)	Average (volume weighted) gross gas price per Mcf before deducting production-severance taxes.
(10)	Average (volume weighted) gross NGL price per barrel before deducting production-severance taxes.
(12)	Revenue derived from oil sales -- column (5) times column (8).
(13)	Revenue derived from gas sales -- column (6) times column (9).
(14)	Revenue derived from NGL sales -- column (7) times column (10).
(15)	Revenue derived from hedge positions.
(16)	Revenue derived from other sources not included in column (12) through column (15); may include revenue from electrical sales, pipeline gas transportation, 3rd party saltwater disposal, etc.
(17)	Total Revenue – sum of column (12) through column (16).
(18)	Production-Severance taxes deducted from gross oil, gas and NGL revenue.
(19)	Ad Valorem taxes.
(20)	$/BOE6 – is the total of column (22), column (25), column (26), and column (27) divided by Barrels of Oil Equivalent ("BOE"). BOE is net oil production column (5) plus net gas production column (6) converted to oil at six Mcf gas per one bbl oil plus net NGL production column (7) converted to oil at one bbl NGL per 0.65 bbls of oil.
(22)	Operating Expenses are direct operating expenses to the evaluated working interest and may include combined fixed rate administrative overhead charges for operated oil and gas producers known as COPAS.
(23)	Average gross wells.
(24)	Average net wells are gross wells times working interest.
(25)	Workover Expenses are non-direct operating expenses and may include maintenance, well service, compressor, tubing, and pump repair.
(26)	3rd Party COPAS are combined fixed rate administrative overhead charges for non-operated oil and gas producers.
(27)	Other Deductions may include compression-gathering expenses, transportation costs and water disposal costs.
(28)	Investments, if any, include re-completions, future drilling costs, pumping units, etc. and may include either tangible or intangible or both, and the costs for plugging and the salvage value of equipment at abandonment may be shown as negative investments at end of life.
(29) (30)	Future Net Cash Flow is column (17) less the total of column (18), column (19), column (22), column (25), column (26), column (27) and column (28). The data in column (29) are accumulated in column (30). Federal income taxes have not been considered.
(31)	Cumulative Discounted Cash Flow is calculated by discounting monthly cash flows at the specified annual rates.

MISCELLANEOUS

DCF Profile	• The cumulative cash flow discounted at six different interest rates are shown at the bottom of columns (30-31). Interest has been compounded monthly. The DCF's for the "Without Hedge" case may be shown to the left of the main DCF profile.
Life	• The economic life of the appraised property is noted in the lower right-hand corner of the table.
Footnotes	• Comments regarding the evaluation may be shown in the lower left-hand footnotes.
Price Deck	• A table of oil and gas prices, price caps and escalation rates may be shown in the lower middle footnotes.
Differentials	• Total annual price adjustments may be shown in gray font to the left of column (8), column (9) and column (10).

APPENDIX

Methods Employed in the Estimation of Reserves

The four methods customarily employed in the estimation of reserves are (1) *production performance*, (2) *material balance*, (3) *volumetric* and (4) *analogy*. Most estimates, although based primarily on one method, utilize other methods depending on the nature and extent of the data available and the characteristics of the reservoirs.

Basic information includes production, pressure, geological and laboratory data. However, a large variation exists in the quality, quantity and types of information available on individual properties. Operators are generally required by regulatory authorities to file monthly production reports and may be required to measure and report periodically such data as well pressures, gas-oil ratios, well tests, etc. As a general rule, an operator has complete discretion in obtaining and/or making available geological and engineering data. The resulting lack of uniformity in data renders impossible the application of identical methods to all properties, and may result in significant differences in the accuracy and reliability of estimates.

A brief discussion of each method, its basis, data requirements, applicability and generalization as to its relative degree of accuracy follows:

Production performance. This method employs graphical analyses of production data on the premise that all factors which have controlled the performance to date will continue to control and that historical trends can be extrapolated to predict future performance. The only information required is production history. Capacity production can usually be analyzed from graphs of rates versus time or cumulative production. This procedure is referred to as "decline curve" analysis. Both capacity and restricted production can, in some cases, be analyzed from graphs of producing rate relationships of the various production components. Reserve estimates obtained by this method are generally considered to have a relatively high degree of accuracy with the degree of accuracy increasing as production history accumulates.

Material balance. This method employs the analysis of the relationship of production and pressure performance on the premise that the reservoir volume and its initial hydrocarbon content are fixed and that this initial hydrocarbon volume and recoveries therefrom can be estimated by analyzing changes in pressure with respect to production relationships. This method requires reliable pressure and temperature data, production data, fluid analyses and knowledge of the nature of the reservoir. The material balance method is applicable to all reservoirs, but the time and expense required for its use is dependent on the nature of the reservoir and its fluids. Reserves for depletion type reservoirs can be estimated from graphs of pressures corrected for compressibility versus cumulative production, requiring only data that are usually available. Estimates for other reservoir types require extensive data and involve complex calculations most suited to computer models which makes this method generally applicable only to reservoirs where there is economic justification for its use. Reserve estimates obtained by this method are generally considered to have a degree of accuracy that is directly related to the complexity of the reservoir and the quality and quantity of data available.

Volumetric. This method employs analyses of physical measurements of rock and fluid properties to calculate the volume of hydrocarbons in-place. The data required are well information sufficient to determine reservoir subsurface datum, thickness, storage volume, fluid content and location. The volumetric method is most applicable to reservoirs which are not susceptible to analysis by production performance or material balance methods. These are most commonly newly developed and/or no-pressure depleting reservoirs. The amount of hydrocarbons in-place that can be recovered is not an integral part of the volumetric calculations but is an estimate inferred by other methods and a knowledge of the nature of the reservoir. Reserve estimates obtained by this method are generally considered to have a low degree of accuracy; but the degree of accuracy can be relatively high where rock quality and subsurface control is good and the nature of the reservoir is uncomplicated.

Analogy. This method which employs experience and judgment to estimate reserves, is based on observations of similar situations and includes consideration of theoretical performance. The analogy method is applicable where the data are insufficient or so inconclusive that reliable reserve estimates cannot be made by other methods. Reserve estimates obtained by this method are generally considered to have a relatively low degree of accuracy.

Much of the information used in the estimation of reserves is itself arrived at by the use of estimates. These estimates are subject to continuing change as additional information becomes available. Reserve estimates which presently appear to be correct may be found to contain substantial errors as time passes and new information is obtained about well and reservoir performance.

APPENDIX
Petroleum Reserves Definitions
Society of Petroleum Engineers (SPE) and World Petroleum Congresses (WPC)

Definitions jointly approved in March of 1997

INTRODUCTION

Reserves are those quantities of petroleum which are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

The intent of the SPE and WPC in approving additional classifications beyond proved reserves is to facilitate consistency among professionals using such terms. In presenting these definitions, neither organization is recommending public disclosure of reserves classified as unproved. Public disclosure of the quantities classified as unproved reserves is left to the discretion of the countries or companies involved.

Estimation of reserves is done under conditions of uncertainty. The method of estimation is called deterministic if a single best estimate of reserves is made based on known geological, engineering, and economic data. The method of estimation is called probabilistic when the known geological, engineering, and economic data are used to generate a range of estimates and their associated probabilities. Identifying reserves as proved, probable, and possible has been the most frequent classification method and gives an indication of the probability of recovery. Because of potential differences in uncertainty, caution should be exercised when aggregating reserves of different classifications.

Reserves estimates will generally be revised as additional geologic or engineering data becomes available or as economic conditions change. Reserves do not include quantities of petroleum being held in inventory, and may be reduced for usage or processing losses if required for financial reporting.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

PROVED RESERVES

Proved reserves are those quantities of petroleum which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under current economic conditions, operating methods, and government regulations. Proved reserves can be categorized as developed or undeveloped.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

Establishment of current economic conditions should include relevant historical petroleum prices and associated costs and may involve an averaging period that is consistent with the purpose of the reserve estimate, appropriate contract obligations, corporate procedures, and government regulations involved in reporting these reserves.

In general, reserves are considered proved if the commercial producibility of the reservoir is supported by actual production or formation tests. In this context, the term proved refers to the actual quantities of petroleum reserves and not just the productivity of the well or reservoir. In certain cases, proved reserves may be assigned on the basis of well logs and/or core analysis that indicate the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

The area of the reservoir considered as proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) the undrilled portions of the reservoir that can reasonably be judged as commercially productive on the basis of available geological and engineering data. In the absence of data on fluid contacts, the lowest known occurrence of hydrocarbons controls the proved limit unless otherwise indicated by definitive geological, engineering or performance data.

Reserves may be classified as proved if facilities to process and transport those reserves to market are operational at the time of the estimate or there is a reasonable expectation that such facilities will be installed. Reserves in undeveloped locations may be classified as proved undeveloped provided (1) the locations are direct offsets to wells that have indicated commercial production in the objective formation, (2) it is reasonably certain such locations are within the known proved productive limits of the objective formation, (3) the locations conform to existing well spacing regulations where applicable, and (4) it is reasonably certain the locations will be developed. Reserves from other locations are categorized as proved undeveloped only where interpretations of geological and engineering data from wells indicate with reasonable certainty that the objective formation is laterally continuous and contains commercially recoverable petroleum at locations beyond direct offsets.

Reserves which are to be produced through the application of established improved recovery methods are included in the proved classification when (1) successful testing by a pilot project or favorable response of an installed program in the same or an analogous reservoir with similar rock and fluid properties provides support for the analysis on which the project was based, and, (2) it is reasonably certain that the project will proceed. Reserves to be recovered by improved recovery methods that have yet to be established through commercially successful applications are included in the proved classification only (1) after a favorable production response from the subject reservoir from either (a) a representative pilot or (b) an installed program where the response provides support for the analysis on which the project is based and (2) it is reasonably certain the project will proceed.

UNPROVED RESERVES

Unproved reserves are based on geologic and/or engineering data similar to that used in estimates of proved reserves-but technical, contractual, economic, or regulatory uncertainties preclude such reserves being classified as proved. Unproved reserves may be further classified as probable reserves and possible reserves.

Unproved reserves may be estimated assuming future economic conditions different from those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

PROBABLE RESERVES

Probable reserves are those unproved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable, In this context, when probabilistic methods are used, there should be at least a 50% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable reserves.

In general, probable reserves may include (1) reserves anticipated to be proved by normal step-out drilling where sub-surface control is inadequate to classify these reserves as proved, (2) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and which are not analogous to producing or proved reservoirs in the area, (3) incremental reserves attributable to infill drilling that could have been classified as proved if closer statutory spacing had been approved at the time of the estimate, (4) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics appear favorable for commercial application, (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and the geologic interpretation indicates the subject area is structurally higher than the proved area, (6) reserves attributable to a future workover, treatment, re-treatment, change of equipment, or other mechanical procedures, where such procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs, and (7) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

POSSIBLE RESERVES

Possible reserves are those unproved reserves which analysis of geological and engineering data suggests are less likely to be recoverable than probable reserves. In this context, when probabilistic methods are used, there should be at least a 10% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable plus possible reserves.

In general, possible reserves may include (1) reserves which, based on geological interpretations, could possibly exist beyond areas classified as probable, (2) reserves in formations that appear to be petroleum bearing based on log and core analysis but may not be productive at commercial rates, (3) incremental reserves attributed to infill drilling that are subject to technical uncertainty, (4) reserves attributed to improved recovery methods when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics are such that a reasonable doubt exists that the project will be commercial, and (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and geological interpretation indicates the subject area is structurally lower than the proved area.

RESERVE STATUS CATEGORIES

Reserve status categories define the development and producing status of wells and reservoirs.

Developed: Developed reserves are expected to be recovered from existing wells including reserves behind pipe. Improved recovery reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor. Developed reserves may be subcategorized as producing or non-producing.

Producing: Reserves subcategorized as producing are expected to be recovered from completion intervals which are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Non-producing: Reserves subcategorized as non-producing include shut-in and behind-pipe reserves. Shut-in reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future re-completion prior to the start of production.

Undeveloped Reserves: Undeveloped reserves are expected to be recovered: (1) from new wells on undrilled acreage, (2) from deepening existing wells to a different reservoir, or (3) where a relatively large expenditure is required to (a) re-complete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Approved by the Board of Directors, Society of Petroleum Engineers (SPE), and the Executive Board, World Petroleum Congresses (WPC), March 1997.